EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Imaging Technologies Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that  to  his  knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 24, 2003 . . . . . . . . . .  By:  /s/ Brian Bonar
                                               -----------------------------
         Brian Bonar
         Chairman and Chief Executive Officer

Dated:  November 24, 2003 . . . . . . . . . .  By:  /s/ James R. Downey, Jr.
                                               -----------------------------
         James R. Downey, Jr.
         Chief Accounting Officer